UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 6, 2013

The Dayton Power and Light Company

 (Exact Name of Registrant as Specified in Its Charter)

Ohio1-238531-0258470

(State or Other Jurisdiction of Incorporation)          (Commission File Number)                       (IRS Employer Identification No.)

1065 Woodman Drive,  Dayton,  Ohio45432

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

            On September 6, 2013,  The Dayton Power and Light Company (“DP&L”) issued a press release regarding its response to the Order of the Public Utilities Commission of Ohio in DP&L’s rate proceeding.    A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)            Exhibits.

99.1	Press Release of DP&L, dated September 6, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2013	Name: Michael S. Mizell Title: Senior Vice President and
Date: September 10, 2013	The Dayton Power and Light Company _/s/ Michael S. Mizell___________________ Name: Michael S. Mizell Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DP&L, dated September 6, 2013.	E